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THIRD AMENDMENT attached to and made a part of that certain Lease dated
September 10, 1991, between FIRST INDUSTRIAL MORTGAGE PARTNERSHIP, L.P., successor in interest to WS Development Company, as Landlord, and SOMANETICS CORPORATION, as Tenant, covering Premises at 1653 E. Maple Road, Troy,Michigan.

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NOTWITHSTANDING anything to the contrary contained in the Lease, Agreement,
Addenda to Lease, Termination of Agreement, and Extension of Lease to which this Third Amendment is attached to and made a part thereof, the Landlord and Tenant agree as follows:

1. By execution of this Third Amendment, Landlord acknowledges that Tenant has exercised its one (1) year option to extend the Term of the existing Lease. Accordingly, the extended Lease Term shall commence on January 1, 2000 and shall expire on December 31, 2000.

2. The minimum net rental for the extended one (1) year Term shall be One Hundred Seventy Six Thousand Four Hundred Forty-Eight and 84/100 Dollars ($176,448.84) payable monthly in advance at the rate of Fourteen Thousand Seven Hundred Four and 07/100 Dollars ($14,704.07).

All other terms and conditions of said Lease, Agreement, Addenda to Lease, Termination of Agreement and Extension of Lease to remain in full force and effect unless in conflict with the terms and conditions of this Third Amendment shall prevail and control.


                                          LANDLORD:

                                          FIRST INDUSTRIAL MORTGAGE
                                          PARTNERSHIP, L.P., a Delaware
                                          limited partnership, successor
                                          in interest to WS Development Company

                                          By:    First Industrial Mortgage
                                                 Corporation, a Maryland
                                                 corporation

                                          Its:   General Partner

                                                 /s/ Richard S. Czerwinski
                                                  ------------------------------
                                          By:    Richard S. Czerwinski
                                                 Its:   Signing Officer



                                          TENANT:

                                          SOMANETICS CORPORATION, a Michigan
                                          corporation


                                          By:    /s/ Raymond W. Gunn
Dated: April 23, 1999                            ------------------------------
                                          Its:   Exective Vice President
                                                    and Chief Financial Officer
                                                 ------------------------------